Earnings per share (Tables)	6 Months Ended
Jun. 30, 2021
Earnings per share [abstract]
Schedule of components used in calculation of basic and diluted earnings per share
The following table shows the components used in the calculation of basic and diluted net earnings per common share for earnings attributable to common shareholders.

	THREE MONTHS		SIX MONTHS
FOR THE PERIOD ENDED JUNE 30	2021	2020	2021	2020
Net earnings from continuing operations attributable to common shareholders - basic	685	233	1,327	908
Net earnings from discontinued operations attributable to common shareholders - basic	—	4	—	9
Net earnings attributable to common shareholders - basic	685	237	1,327	917
Dividends declared per common share (in dollars)	0.8750	0.8325	1.7500	1.6650

Weighted average number of common shares outstanding (in millions)
Weighted average number of common shares outstanding - basic	905.0	904.3	904.7	904.2
Assumed exercise of stock options (1)	0.3	0.1	0.1	0.2
Weighted average number of common shares outstanding - diluted (in millions)	905.3	904.4	904.8	904.4
(1)The calculation of the assumed exercise of stock options includes the effect of the average unrecognized future compensation cost of dilutive options. It excludes options for which the exercise price is higher than the average market value of a BCE common share. The number of excluded options was 3,337,131 for the second quarter of 2021 and 10,458,921 for the first half of 2021, compared to 14,358,128 for the second quarter of 2020 and 9,554,587 for the first half of 2020.